UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2006

                             POLYMEDICA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Massachusetts                0-19842                04-3033368
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 (State or Other Jurisdiction       (Commission             (IRS Employer
        of Incorporation             File Number)         Identification No.)


      701 Edgewater Drive, Suite 310
         Wakefield, Massachusetts                          01880
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 (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (781) 486-8111


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
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       Item 2.02. Results of Operations and Financial Condition
       Item 9.01. Financial Statements and Exhibits
       SIGNATURE
       EXHIBIT INDEX
       Ex-99.1 Press Release, dated May 25, 2006, of PolyMedica Corporation

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Item 2.02. Results of Operations and Financial Condition

     On May 25, 2006, PolyMedica Corporation (the "Company") announced its financial results for the fourth quarter and year ended March 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits.

   (d) Exhibits

Exhibit Number   Description
--------------   -----------

99.1             Press Release, dated May 25, 2006, of PolyMedica Corporation

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POLYMEDICA CORPORATION

Date: May 25, 2006                         By: /s/ Devin J. Anderson
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                                           Devin J. Anderson
                                           General Counsel and Secretary

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                                  EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------

99.1             Press Release, dated May 25, 2006, of PolyMedica Corporation